Offerings - Offering: 1	Nov. 03, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	8.625% Fixed Rate Resetting Perpetual Subordinated Contingent Convertible Securities
Amount Registered | shares	1,005,975,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,005,975,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 87,519.83
Offering Note	Calculated in accordance with Rule 457(r) under the U.S. Securities Act of 1933, as amended. The prospectus supplement to which this Exhibit is attached relates to the offering of GBP750,000,000.00 aggregate principal amount of 8.625% Fixed Rate Resetting Perpetual Subordinated Contingent Convertible Securities. The Maximum Aggregate Offering Price in U.S. dollars is based on the pounds sterling / U.S. dollar exchange rate of GBP1/USD1.3413 as at or about 12:00 p.m., London time on November 2, 2026, as reported by Bloomberg.